SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) April 5, 2010

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On April 5, 2010, Entergy Corporation (Entergy) issued two releases, which are attached as exhibits 99.1 and 99.2 hereto and incorporated herein by reference, announcing that, effective immediately, it plans to unwind the business infrastructure associated with the proposed separate non-utility nuclear generation and nuclear services companies while it evaluates and works to preserve its legal rights.  As a result of this decision, Entergy also outlined capital return plans, including an increased quarterly dividend, as well as updated long-term financial outlooks.

Item 8.01. Other Events

On April 5, 2010, Entergy announced that, effective immediately, it plans to unwind the business infrastructure associated with the proposed separate non-utility nuclear generation and nuclear services companies while it evaluates and works to preserve its legal rights.  In connection with the plans to unwind the business infrastructure, Entergy also announced that it was increasing the quarterly dividend on its common shares to $0.83 per share and that it expected to execute on the $750 million share repurchase program authorized in the fourth quarter 2009 by Entergy's Board of Directors.  The amount of repurchases may vary as a result of material changes in business results or capital spending or new investment opportunities.

In this Item 8.01 of this Current Report on Form 8-K, and from time to time, Entergy makes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements involve a number of risks and uncertainties.  There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including (a) those factors discussed in Entergy’s Form 10-K for the year ended December 31, 2009, and Entergy’s other reports and filings made under the Securities Exchange Act of 1934, (b) uncertainties associated with efforts to remediate the effects of Hurricanes Gustav and Ike and the January 2009 Arkansas ice storm and recovery of costs associated with restoration, and (c) legislative and regulatory actions, and conditions of the capital markets during the periods covered by the forward-looking statements, in addition to other factors described in this Current Report and in subsequent securities filings.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Release, dated April 5, 2010, issued by Entergy Corporation.
99.2	Release, dated April 5, 2010, issued by Entergy Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation

By:   /s/ Theodore H. Bunting, Jr.

Theodore H. Bunting, Jr.
Senior Vice President and
Chief Accounting Officer

Dated: April 5, 2010